                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO.1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               __________________

                         Commission File Number 1-13102

      Date of Report (date of earliest event reported): FEBRUARY 12, 1997


                      FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



               MARYLAND                             36-3935116
    (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)             Identification No.)





            150 N. WACKER DRIVE, SUITE 150, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 704-9000
              (Registrant's telephone number, including area code)

                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 31, 1997, First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company"), through First Industrial, L.P., of which the Company is the sole general partner, acquired 10 bulk warehouses and 29 light industrial properties (the "Lazarus Burman Properties") in Long Island, New York and northern New Jersey totaling 2.7 million square feet of gross leasable area (the "Lazarus Burman Acquisition"). The Lazarus Burman Properties are described below and were purchased for approximately $138.8 million which was funded with $86.4 million in cash, assumption of $4.5 million in debt and the issuance of 1,595,282 limited partnership units in First Industrial, L.P. (the "Units) valued at $47.9 million. The properties were acquired from Lazarus Burman Associates, Jan Burman Management Co., Jerry Lazarus Management Co., Connie Lazarus Management Co., Red Ground Co., Junie Investors Co., 109 Industrial Co., LLC, L.B. Management Co., JDHL Co., Susieco Co., Laz-Bur Company, SJB Realty Company, C4-6-7 Company, C3-5 Company, 290 Industrial Co., LLC, 185 Price Parkway, LLC and 116 Le High Industrial Co., LLC. (together the "Lazarus Burman Group"). Prior to the acquisition, the Lazarus Burman Group was not affiliated with the Company, any affiliate of the Company or any director or officer of the Company. Following the acquisition, Jan Burman was appointed Senior Regional Director. The Lazarus Burman Properties will continue to be used for bulk warehouse and light industrial use under the existing lease terms.

     In connection with the Lazarus Burman Acquisition, the Company, through First Industrial, L.P. assumed existing indebtedness under two mortgage loans with Patomi Realty Co. and Smithkline Beecham Clinical Laboratories, Inc. totaling $3.8 million and $.7 million, respectively, issued Units with an aggregate value of $47.9 million and borrowed $86.4 million under the Company's $200 million unsecured revolving credit facility with a group of banks for which First National Bank of Chicago and Union Bank of Switzerland act as agents (the "1996 Acquisition Facility"). The $3.8 million mortgage loan bears interest at 10%. The $.7 million mortgage loan is interest free until February 1998 at which time the mortgage loan bears interest at 8%. The $86.4 million borrowed under the Company's 1996 Acquisition Facility currently bears interest at LIBOR plus 1.10%.


                             ITEM 5.  OTHER EVENTS

     Since the filing of the Company's Form 8-K/A No. 1 dated March 20, 1996, the Company acquired 65 industrial properties and four land parcels for future development from unrelated parties during the period April 11, 1996 through January 9, 1997, the closing date of the last property acquired. The combined purchase price for these properties and land parcels totaled approximately $146.2 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closings costs incurred in conjunction with the acquisition of the properties and the land parcels. The 65 properties and four land parcels acquired are described below and were funded with working capital, proceeds from a public offering of 5,750,000 shares of common stock, the issuance of Units and borrowings under the Company's $150 million secured revolving credit facility (the "1994 Acquisition Facility") or the 1996 Acquisition Facility, which replaced the 1994 Acquisition Facility on December 16, 1996. The Company has continued the pre-acquisition uses of the properties. With respect to the properties currently under development, the Company intends to operate the facilities as industrial rental property.

     - On June 19, 1996, the Company purchased a 327,997 square foot bulk warehouse property located in Indianapolis, Indiana for approximately $5.6 million. The property was purchased from the Cummins Engine Company, Inc.

     - On June 25, 1996, the Company purchased a 78,000 square foot light industrial property located in Milwaukee, Wisconsin. The purchase price for the property was approximately $2.5 million. The property was purchased from Stowell Industries, Inc.

     - On June 26, 1996, the Company purchased a 78,029 square foot light industrial property located in Chaska, Minnesota. The purchase price for the property was approximately $2.7 million. The property was purchased from Aeration Industries International, Inc. This property was owner occupied prior to purchase.

     - On June 28, 1996, the Company purchased four light industrial properties totaling 180,000 square feet located in Dayton, Ohio. The purchase price for the properties was approximately $5.0 million which was funded with $3.0 million in cash and 84,500 Units valued at approximately $2.0 million in the aggregate. The properties were purchased from Trotwood Industrial Park.

     - On July 9, 1996, the Company purchased a 125,950 square foot bulk warehouse property located in Bloomington, Minnesota for approximately $3.5 million. The property was purchased from Bethany Corporation, Ltd.

     - On July 10, 1996, the Company purchased for approximately $2.7 million, approximately 10.7 acres of land in Detroit, Michigan where a 140,365 square foot bulk warehouse facility is currently under construction. The land was purchased from Hygrade Food Products Company.

     - On July 24, 1996, the Company purchased a 70,560 square foot light industrial property located in Indianapolis, Indiana. The purchase price for the property was approximately $1.4 million. The property was purchased from Pin Oak Properties, L.P.

     - On August 16, 1996, the Company purchased a 42,300 square foot light industrial property located in Plymouth Township, Michigan. The purchase price for the property was approximately $1.7 million. The property was purchased from Chris A. Kindred and Patti R. Kindred. This property was owner occupied prior to purchase.

     - On September 12, 1996, the Company purchased a 84,000 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $1.8 million which was funded with $1.1 million in cash and 29,056 Units valued at approximately $.7 million. The property was purchased from Trotwood Industrial Park.

     -    On September 30, 1996, the Company purchased for approximately
          $7.8 million approximately 11.3 acres of land in Minneapolis, Minnesota which included a partially completed 172,800 square foot bulk warehouse. The Company is continuing the construction of this bulk warehouse. The land and partially completed bulk warehouse was purchased from Ryan Construction Company of Minnesota, Inc.

     - On September 30, 1996, the Company purchased a 97,770 square foot light industrial property located in Plymouth, Minnesota. The purchase price of the property was approximately $3.0 million. The property was purchased from Greenland Investment Company.

     - On September 30, 1996, the Company purchased a 83,189 square foot light industrial property located in Eden Prairie, Minnesota. The purchase price of the property was approximately $3.5 million. The property was purchased from CB Institutional Fund VIII.

     - On September 30, 1996, the Company purchased two bulk warehouse properties totaling 1,110,300 square feet in Columbus, Ohio for approximately $21.8 million which was funded with $11.3 million in cash, incurrence of $9.9 million in Promissory Notes bearing interest at 8%, and 24,789 Units valued at $.6 million in the aggregate. The properties were purchased from Lockborne Industrial Associates and Groveport Road Associates.

     - On October 4, 1996, the Company purchased a 187,777 square foot light industrial property located in Eden Prairie, Minnesota. The purchase price for the property was approximately $7.5 million. The property was purchased from Grandchildren's Realty Alternative Management Program I Limited Partnership. This property was owner occupied prior to purchase.

     - On October 8, 1996, the Company purchased a 102,500 square foot light industrial property located in Cleveland, Ohio. The purchase price for the property was approximately $3.7 million. The property was purchased from Koenig Properties. This property was owner occupied prior to purchase.

     - On October 28, 1996, the Company purchased three bulk warehouse properties totaling 538,811 square feet located in Portland, Tennessee for approximately $12.8 million. The properties were purchased from Wanda and Larry Collins.

     - On October 28, 1996, the Company purchased a 51,960 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $2.0 million. The property was purchased from Harvey Property Associates.

     - On October 30, 1996, the Company purchased five light industrial properties totaling 295,400 square feet located in Indianapolis, Indiana. The aggregate purchase price for the properties was approximately $7.9 million. The properties were purchased from Kern County Employees' Retirement Association.

     -    On October 31, 1996, the Company purchased for approximately
          $.1 million approximately 1 acre of land in Indianapolis, Indiana where a 10,000 square foot bulk warehouse is currently under construction. The land was purchased from Shadeland Associates Limited Partnership.

     - On November 14, 1996, the Company purchased 23 bulk warehouse properties totaling 654,095 square feet located in Romulus, Michigan for approximately $19.7 million which was funded with $11.2 in cash and 325,068 Units valued at $8.5 million in the aggregate. The properties were purchased from the Highland Industrial Development Company.

     - On December 2, 1996, the Company purchased two light industrial properties totaling 150,536 square feet in Atlanta, Georgia. The aggregate purchase price for these properties was approximately $3.5 million. The properties were purchased from the John Hancock Realty Income Fund - II Limited Partnership.

     -    On December 13, 1996, the Company purchased for approximately
          $.5 million approximately 7.8 acres of land in suburban Cincinnati, Ohio where a 112,500 square foot light industrial warehouse is currently under construction. The land was purchased from A.L. Neyer, Inc.

     - On December 18, 1996, the Company purchased two light industrial properties totaling 125,000 square feet in St. Louis, Missouri. The aggregate purchase price for these properties was approximately $2.7 million. The properties were purchased from the McDonnell Douglas Corporation. These properties were owner occupied prior to purchase.

     - On December 24, 1996, the Company purchased five light industrial properties totaling 111,375 square feet in Cincinnati, Ohio. The aggregate purchase price for these properties was approximately $3.1 million. The properties were purchased from the Equitable Life Assurance Society of the United States.

     - On December 24, 1996, the Company purchased two light industrial properties totaling 72,239 square feet in Eden Prairie, Minnesota. The aggregate purchase price for these properties was approximately $2.6 million. The properties were purchased from the Equitable Life Assurance Society of the United States.

     - On December 31, 1996, the Company purchased a 48,000 square foot bulk warehouse property located in Atlanta, Georgia for approximately $1.0 million. The property was purchased from Gary Leeman. This property was owner occupied prior to purchase.

     - On December 31, 1996, the Company purchased two bulk warehouse properties totaling 409,119 square feet located in Atlanta, Georgia for approximately $6.6 million. The properties were purchased from the Equitable Life Assurance Society of the United States.

     - On December 31, 1996, the Company purchased an 80,000 square foot light industrial property located in Minneapolis, Minnesota. The purchase price for the property was approximately $2.4 million. The property was purchased from the Valley Industrial Center 3 Limited Partnership.

     - On January 9, 1997, the Company purchased a 482,400 square foot bulk warehouse property located in Indianapolis, Indiana for approximately $7.1 million. The property was purchased from 4430 Airport Associated, Limited Partnership.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements:

     * Combined Historical Statements of Revenues and Certain Expenses for the 1996 and 1997 Acquisition Properties - Unaudited.

     * Combined Historical Statements of Revenues and Certain Expenses for the Acquisition Properties and Notes thereto with Independent Accountants' Report thereon dated February 11, 1997.

         Combined Historical Statement of Revenues and Certain Expenses for the Lazarus Burman Properties and Notes thereto with Independent Accountants' Report thereon dated March 26, 1997.



(b)      Pro Forma Financial Information:

         Pro Forma Statement of Operations for the Twelve Months Ended December 31 1996

     * Pro Forma Statement of Operations for the Twelve Months Ended December 31, 1995




(c).  Exhibits.


Exhibit Number          Description
--------------          ------------------------------------
      23                Consent of Coopers & Lybrand L.L.P.,
                        Independent Accountants


     *   Previously Filed

                         INDEX TO FINANCIAL STATEMENTS


                                                                PAGE


LAZARUS BURMAN PROPERTIES

   Report of Independent
   Accountants..........................................         6

   Combined Historical Statement of Revenues and
   Certain Expenses for the Twelve Months Ended
   December 31, 1996....................................         7

   Notes to Combined Historical Statement of Revenues
   and Certain Expenses.................................         8



PRO FORMA FINANCIAL INFORMATION


  Pro Forma Statement of Operations for the Twelve
  Months Ended December 31, 1996........................        9-10

  Notes to Pro Forma Financial Statement................       11-12

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
   First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the Lazarus Burman Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Lazarus Burman Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the Lazarus Burman Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Lazarus Burman Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                        COOPERS & LYBRAND L.L.P.
Chicago, Illinois
March 26, 1997

                           LAZARUS BURMAN PROPERTIES
         COMBINED HISTORICAL STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)




Revenues:
  Rental Income.......................................    $18,606
  Tenant Recoveries and Other Income.................       4,636
                                                          -------
    Total Revenues...................................      23,242
                                                          -------
Expenses:
  Real Estate Taxes..................................       4,767
  Repairs and Maintenance............................       1,477
  Property Management................................         732
  Utilities..........................................         959
  Insurance..........................................         275
  Other..............................................         457
                                                          -------
    Total Expenses...................................       8,667
                                                          -------
Revenues in Excess of Certain Expenses...............     $14,575
                                                          =======

The accompanying notes are an integral part of the financial statements.

                          LAZARUS BURMAN PROPERTIES
                              BURMAN PROPERTIES

    NOTES TO COMBINED HISTORICAL STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION.

     The Combined Historical Statement of Revenues and Certain Expenses (the "Statement") combine the results of operations of 39 properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") on January 31, 1997 (the "Lazarus Burman Properties"). The Lazarus Burman Properties were acquired for an aggregate purchase price of approximately $138.8 million.



METROPOLITAN AREA                   SQUARE                           DATE RENTAL
-----------------      # OF          FEET           DATE              HISTORY
                     PROPERTIES  (UNAUDITED)      ACQUIRED           COMMENCED
                    ------------------------      --------           ---------

Fairfield, NJ        1               106,184   January 31, 1997    January 1, 1996
Long Island, NY     38             2,627,230   January 31, 1997    January 1, 1996
                   -------------------------
                    39             2,733,414
                   =========================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Lazarus Burman Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statement, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

Revenue and Expense Recognition

     The Statement has been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

3. FUTURE RENTAL REVENUES

     The Lazarus Burman Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:


          1997                     $18,357
          1998                      16,306
          1999                      11,949
          2000                       8,988
          2001                       5,966
          Thereafter                16,941
                                   -------
          Total                    $78,507
                                   =======

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                       First
                                     Industrial       First       Other                        1996           1997
                                      Realty        Highland    Acquisition   Acquisition   Acquisition    Acquisition
                                    Trust, Inc.   Properties    Properties     Properties    Properties       Property    Subtotal
                                    (Historical)  (Historical)  (Historical)  (Historical)  (Historical)   (Historical)    Carry
                                     Note 2 (a)    Note 2 (b)   Note 2 (c)    Note 2 (d)       Note 2 (e)    Note 2 (f)   Forward
                                  --------------  ------------  ------------  ------------  ------------   ------------   -------
REVENUES:
  Rental Income....................  $109,113        $1,915       $1,029        $2,893        $7,601         $  948       $123,499
  Tenant Recoveries and
    Other Income...................    30,942           182          218           469           944            210         32,965
                                     --------        ------         ----        ------        ------        -------       --------
      Total Revenues...............   140,055         2,097        1,247         3,362         8,545          1,158        156,464
                                     --------        ------         ----        ------        ------        -------       --------

EXPENSES:
  Real Estate Taxes................    23,371           213          237           519         1,283            167         25,790
  Repairs and Maintenance..........     5,408           134           45           139           539             62          6,327
  Property Management..............     5,067            86           40           109           354             30          5,686
  Utilities........................     3,582           189           21            68            30            135          4,025
  Insurance........................       877            28           14            44            65            ---          1,028
  Other............................       919           ---          ---           ---             2            ---            921
  General and Administrative.......     4,018           ---          ---           ---           ---            ---          4,018
  Interest Expense.................    28,954           ---          ---           ---           ---            ---         28,954
  Amortization of Interest Rate
    Protection agreements and
    Deferred Financing Costs.......     3,286           ---          ---           ---           ---            ---          3,286
  Depreciation and Other
    Amortization...................    28,049           ---          ---           ---           ---            ---         28,049
                                     --------        ------         ----        ------        ------        -------       --------
      Total Expenses...............   103,531           650          357           879         2,273            394        108,084
                                     --------        ------         ----        ------        ------        -------       --------

Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item...........    36,524         1,447          890         2,483         6,272            764         48,380
Gain on Sales of Properties........     4,344           ---          ---           ---           ---            ---          4,344
                                     --------        ------         ----        ------        ------        -------       --------

Income Before Minority
  Interest and Extraordinary
  Item.............................    40,868         1,447          890         2,483         6,272            764         52,724
Income Allocated to Minority
  Interest.........................    (2,931)          ---          ---           ---           ---            ---         (2,931)
                                     --------        ------         ----        ------        ------        -------       --------
Income Before Extraordinary
  Item.............................    37,937        $1,447         $890        $2,483        $6,272        $   764        $49,793
                                     --------        ======         ====        ======        ======        =======        =======
Preferred Stock Dividends              (3,919)
                                     --------
Income Before Extraordinary
  Item Available to Common
  Shareholders.....................  $ 34,018
                                     ========
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 as of
  December 31, 1996)..............   $   1.37
                                     ========
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (29,890,106 as of
  December 31,1996,  pro forma) ..

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                 Lazarus                                   First
                                                                  Burman                                 Industrial
                                          Subtotal              Properties            Pro Forma         Realty Trust,
                                           Carry               (Historical)          Adjustments           Inc.
                                          Forward               Note 2 (g)            Note 2 (h)         Pro Forma
                                        -------------          --------------         -----------        --------------
REVENUES:
  Rental Income.................           $123,499               $18,606           $       ---            $142,105
  Tenant Recoveries and
    Other Income................             32,965                 4,636                   ---              37,601
                                            -------               -------           -----------            --------
      Total Revenues............            156,464                23,242                   ---             179,706
                                            -------               -------           -----------            --------

EXPENSES:
  Real Estate Taxes.............             25,790                 4,767                   ---              30,557
  Repairs and Maintenance.......              6,327                 1,477                   ---               7,804
  Property Management...........              5,686                   732                   ---               6,418
  Utilities.....................              4,025                   959                   ---               4,984
  Insurance.....................              1,028                   275                   ---               1,303
  Other.........................                921                   457                   ---               1,378
  General and Administrative....              4,018                   ---                   ---               4,018
  Interest Expense..............             28,954                   ---                 7,400              36,354
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs...               3,286                   ---                   ---               3,286
  Depreciation and Other
    Amortization...............              28,049                   ---                 5,441              33,490
                                            -------               -------           -----------            --------
      Total Expenses...........             108,084                 8,667                12,841             129,592
                                            -------               -------           -----------            --------

  Income Before Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item .....             48,380                14,575               (12,841)             50,114
  Gain on Sales of Properties...              4,344                   ---                   ---               4,344
                                            -------               -------           -----------            --------
  Income Before Minority Interest
    and Extraordinary Item......             52,724                14,575               (12,841)             54,458
  Income Allocated to Minority
    Interest....................             (2,931)                  ---                (3,620)             (6,551)
                                            -------               -------           -----------            --------

  Income Before Extraordinary
    Item........................            $49,793               $14,575              $(16,461)             47,907
                                            =======               =======              ========             =======
  Preferred Stock Dividends                                                                                  (3,919)
                                                                                                            -------
  Income Before Extraordinary
    Item Available to Common
    Shareholders................                                                                            $43,988
                                                                                                            =======
  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (24,755,953 as of December 31,
    1996).......................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (29,890,106 as of December 31,
  1996, pro forma)..............                                                                            $  1.47
                                                                                                            =======

The accompanying notes are an integral part of the pro forma financial statement.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1996 through December 31, 1996 and the acquisition of 28 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Company between January 1, 1996 and April 10, 1996 which were reported on Form 8-K/A No. 1 dated March 20, 1996. The unaudited pro forma statement of operations also includes certain property acquisitions by the Company between April 11, 1996 and January 31, 1997 which are reported on this Form 8-K/A No. 1. The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 financial statements of the Company. The pro forma statement of operations for the twelve months ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 shares of $.01 par value common stock issued on February 2, 1996 (the "February 1996 Equity Offering") and the 5,750,000 shares of $.01 par value common stock issued on October 25, 1996 (the "October 1996 Equity Offering") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Company's results of operations would have been for the twelve months ended December 31, 1996 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Company.

2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1996 through December 31, 1996 as reported on the Company's Form 10-K dated March 27, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of 14 properties acquired between April 11, 1996 and December 31, 1996 (the "Acquisition Properties"), for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of 43 properties acquired between April 11, 1996 and December 31, 1996 (the "1996 Acquisition Properties"), for the period January 1, 1996 through their respective acquisition dates.

 (f) The historical operations reflect the operations of the property acquired January 9, 1997 (the "1997 Acquisition
      Property"), for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") for the period January 1, 1996 through December 31, 1996.

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

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (h) In connection with the First Highland Properties acquisition, the Company assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the related interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Equity Offering.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for borrowings under the Company's $150 million secured revolving credit facility (the "1994 Acquisition Facility") or LIBOR plus 1.1% for borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, and the Lazarus Burman Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Equity Offering.

      The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property and the Lazarus Burman Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996.

      Income allocated to minority interest reflects income attributable to units in First Industrial, L.P. owned by unitholders other than the Company. The minority interest adjustment reflects a 12.03% minority interest for the year ended December 31, 1996. This adjustment reflects the income to unitholders for units issued in connection with certain property acquisitions as if such units had been issued on January 1, 1996 and to reflect the earlier completion of the February 1996 Equity Offering and the October 1996 Equity Offering as of January 1, 1996.




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





                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  FIRST INDUSTRIAL REALTY TRUST, INC.



April 8, 1997                 By: /s/ Michael J. Havala
                                  ---------------------
                                  Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX
                                 -------------



     Exhibit No.  Description
     -----------  -----------
         23       Consent of Coopers & Lybrand L.L.P.,
                  Independent Accountants

































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